UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 24, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

FEDERAL	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, New York 11201
(Address of principal executive offices)

(718) 855-8500
(Registrant’s telephone number, including area code) Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On August 24, 2011, a shareholder represented by the law firm of Brower Piven, a Professional Corporation, filed a purported class action lawsuit (the “Lawsuit”) against Brooklyn Federal Bancorp, Inc. (the “Company”), BFS Bancorp, MHC (the “MHC”), Brooklyn Federal Savings Bank (the “Bank”) and their respective directors, and Investors Bancorp, Inc. (“Investors Bancorp”), Investors Bancorp, MHC (“Investors MHC”), and Investors Savings Bank (“Investors Bank,” and collectively with Investors Bancorp and Investors MHC, “Investors”).  The Lawsuit alleges, among other things, that the Company’s directors breached their fiduciary duties and obligations to the Company’s common stockholders (other than the MHC, the “Public Stockholders”), and that Investors participated, aided and abetted in such alleged breaches, by failing to obtain the highest available value for the Company and take steps to maximize its value when facilitating its acquisition by entering into the agreement and plan of merger, dated August 16, 2011 (the “Merger Agreement”), under which Brooklyn Bancorp is expected to merge with and into Investors Bancorp (the “Merger”) and the Public Stockholders are to receive cash consideration of $0.80 per common share.

The Lawsuit seeks, among other things, an injunction against the Company and the other defendants from consummating the Merger under the current terms of the Merger Agreement, rescissory and compensatory damages and attorney’s fees.  The Company believes the Lawsuit is without merit and plans to vigorously defend against it.

Important Additional Information

This Current Report on Form 8-K does not constitute a solicitation of any vote or approval.  The Company will be filing with the Securities and Exchange Commission (the “SEC”) a proxy statement related to a special meeting of its stockholders (the “Special Meeting Proxy”) and other relevant documents related to stockholder approval of the Merger Agreement and related transactions, including the Merger (“Stockholder Approval”).  We urge investors to read the Special Meeting Proxy and other related documents to be filed with the SEC because they will contain important information.

Once available, these documents will be obtainable free of charge on the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by the Company will be available free of charge from Gregg J. Wagner, President and Chief Executive Officer, at (718) 855-8500.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies for Stockholder Approval.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Stockholder Approval will be set forth in the Special Meeting Proxy and the other relevant documents to be filed with the SEC.  STOCKHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You can find information about the Company’s executive officers and directors in the proxy statement related to its 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on August 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 30, 2011	BROOKLYN FEDERAL BANCORP, INC.

	By:	/s/ Gregg J. Wagner
Gregg J. Wagner
President and Chief Executive Officer